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MODIFICATION OF LOAN DOCUMENTS

THIS MODIFICATION OF LOAN DOCUMENTS (this “Agreement”) is made as of the 24th day of June, 2008 but is effective as of May 12, 2008, by and among NNN VF 901 CIVIC, LLC, a Delaware limited liability company, whose mailing address is c/o Grubb & Ellis Realty Investors, LLC, 1551 North Tustin Avenue, Suite 200, Santa Ana, California 92705 and NNN 901 CIVIC, LLC, a Delaware limited liability company, whose mailing address is c/o Grubb & Ellis Realty Investors, LLC, 1551 North Tustin Avenue, Suite 200, Santa Ana, California 92705 (jointly, “Borrower”), NNN 2003 VALUE FUND, LLC, a Delaware limited liability company (“Guarantor”) and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns (“Lender”).

R E CI T A L S:

A. Lender has heretofore made a loan (“Loan”) to Borrower in the principal amount of Ten Million and no/100 Dollars ($10,000,000.00) as evidenced by a Promissory Note dated May 12, 2006, in the principal amount of the Loan made payable by Borrower to the order of Lender (as amended, modified or restated from time, to time, the “Note”).

This document prepared by and
after recording return to:
Michael D. Rothstein, Esq. Schwartz Cooper Chartered 180 North LaSalle Street Suite 2700 Chicago, IL 60601

B. The Loan is secured by a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated May 12, 2006 from Borrower to First American Title Insurance Company, as Trustee, for the benefit of Lender recorded in the Official Records of Orange County, California (the “Recorder’s Office”) on May 12, 2006, as Document No. 2006000322271 (as amended, modified or restated from time, to time, the “Deed of Trust”), which Deed of Trust encumbers the real property and all improvements thereon legally described on Exhibit A hereto (“Property”), (ii) that certain Assignment of Rents and Leases dated May 12, 2006, from Borrower to Lender and recorded in the Recorder’s Office on May 12, 2006, as Document No. 2006000322272 (as amended, modified or restated from time, to time, the “Assignment of Leases”); (iii) that certain Environmental Indemnity Agreement dated May 12, 2006 from Borrower and Guarantor to Lender (as amended, modified or restated from time, to time, the “Indemnity Agreement”); and (iv) certain other loan documents (the Note, the Deed of Trust, the Assignment of Leases, the Indemnity Agreement, the Side Letter (as defined below) and the other documents evidencing, securing and guarantying the Loan, in their original form and as amended, are sometimes collectively referred to herein as the “Loan Documents”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Deed of Trust.

C. The Loan is further secured by a Guaranty of Recourse Obligations dated May 12, 2006 from Guarantor to Lender (the “Original Guaranty”). Concurrently herewith, the Original Guaranty is being amended and restated in its entirety pursuant to that certain Amended and Restated Guaranty of even date herewith made by Guarantor in favor of Lender (the "Guaranty”).

D. Certain financial covenants set forth in the Deed of Trust were modified pursuant to the terms of that certain letter agreement dated April      , 2007 from Lender to Borrower and acknowledged by Borrower (the “Side Letter”).

E. Borrower has failed to maintain the Actual Debt Service Coverage Ratio required pursuant to the terms of the Deed of Trust and Lender is willing to waive such requirement upon the terms and conditions set forth below.

AGREEMENTS:

NOW, THEREFORE, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Agreement), (ii) the agreements by Lender to modify the Loan Documents, as provided herein, (iii) the covenants and agreements contained herein, and (iv) for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Maturity Date. The Maturity Date of the Note is extended to May 12, 2009. Any reference in the Note, Deed of Trust or any other Loan Document to the Maturity Date shall mean May 12, 2009. Notwithstanding anything in the Loan Documents to the contrary, Borrower shall have no right to extend the Maturity Date beyond May 12, 2009 and Section 3.2 of the Note is hereby deleted in its entirety.

2. Loan Amount. The principal amount of the Loan is hereby reduced to Eight Million Three Hundred Eighty Two Thousand and No/100 Dollars ($8,382,000.00). All references in the Note, Deed of Trust and other Loan Documents to “Loan”, “Loan Amount” or similar terms shall mean $8,382,000.00. Borrower acknowledges the Loan has been fully disbursed has no right to receive any additional Loan proceeds.

3. Principal Payments. Concurrently herewith, Borrower shall make a principal payment sufficient to reduce the outstanding principal balance of the Loan to an amount resulting in a Combined Debt Service Coverage Ratio of 1.0 to 1.0. Borrower and Lender hereby agree such principal payment shall equal $1,319,339.53. Commencing June 1, 2008 and on the first day of each of the subsequent five (5) months thereafter, Borrower shall make principal payments in the amount of $149,000.000 each. In the event the FBI Lease is not renewed for a term of not less than five (5) years by the date which is ninety (90) days from the date hereof, Borrower shall make a principal payment sufficient to reduce the outstanding principal balance of the Loan to an amount resulting in a Combined Debt Service Coverage Ratio of 1.25 to 1.0.

4. Deed of Trust.

(a) Section 37(a) of the Deed of Trust is hereby deleted in its entirety and replaced with the following:

“As used herein the term “Combined Debt Service Coverage Ratio” shall mean the ratio of Operating Cash Flow to “Combined Debt Service” (as defined below). During any calendar quarter ending on March 31, June 30, September 30 or December 31 (each a “Quarter”) during the time periods set forth below, Trustor shall not permit the Combined Debt Service Coverage Ratio during such Quarter to be less than the ratios shown below:

Combined Debt Service Coverage Ratio
June 1, 2008 – August 12, 2008 August 13, 2008 – May 12, 2009	1.0 to 1.0 1.10 to 1.0

(b) Section 37(c) of the Deed of Trust is hereby deleted in its entirety.

5. Representations and Warranties of Borrower. Borrower hereby represents, covenants and warrants to Lender as follows:

(a) The representations and warranties in the Deed of Trust and the other Loan Documents are true and correct as of the date hereof.

(b) There is currently no Event of Default (as defined in the Deed of Trust) under the Note, the Deed of Trust or the other Loan Documents and Borrower does not know of any event or circumstance which with the giving of notice or passing of time, or both, would constitute an Event of Default under the Note, the Deed of Trust or the other Loan Documents.

(c) The Loan Documents are in full force and effect and, following the execution and delivery of this Agreement, they continue to be the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, subject to limitations imposed by general principles of equity.

(d) There has been no material adverse change in the financial condition of Borrower, Guarantor or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.

(e) As of the date hereof, Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

(f) Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

6. Title Policy. As a condition precedent to the agreements contained herein, Borrower shall, at its sole cost and expense, cause First American Title Insurance Company to issue an endorsement to Lender’s Title Insurance Policy No. NCS-217556-SA1 (the “Title Policy”), as of the date this Agreement is recorded, reflecting the recording of this Agreement and insuring the first priority of the lien of the Deed of Trust, subject only to the exceptions set forth in the Title Policy as of its date of issuance and any other encumbrances expressly agreed to by Lender.

7. Reaffirmation of Guaranty. Guarantor ratifies and affirms the Guaranty and agrees that the Guaranty is in full force and effect following the execution and delivery of this Agreement. The representations and warranties of Guarantor in the Guaranty are, as of the date hereof, true and correct and Guarantor does not know of any default thereunder. The Guaranty continues to be the valid and binding obligation of Guarantor, enforceable in accordance with its terms and Guarantor has no claims or defenses to the enforcement of the rights and remedies of Lender thereunder.

8. Expenses. As a condition precedent to the agreements contained herein, Borrower shall pay Lender an extension fee in the amount of $20,955.00 plus all out-of-pocket costs and expenses incurred by Lender in connection with this Agreement, including, without limitation, title charges, recording fees, appraisal fees and attorneys’ fees and expenses.

9. Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

(b) This Agreement shall not be construed more strictly against Lender than against Borrower or Guarantor merely by virtue of the fact that the same has been prepared by counsel for Lender, it being recognized that Borrower, Guarantor and Lender have contributed substantially and materially to the preparation of this Agreement, and Borrower, Guarantor and Lender each acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by the other in entering into this Agreement. Each of the parties to this Agreement represents that it has been advised by its respective counsel of the legal and practical effect of this Agreement, and recognizes that it is executing and delivering this Agreement, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it. The signatories hereto state that they have read and understand this Agreement, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.

(c) Notwithstanding the execution of this Agreement by Lender, the same shall not be deemed to constitute Lender a venturer or partner of or in any way associated with Borrower or Guarantor nor shall privity of contract be presumed to have been established with any third party.

(d) Borrower, Guarantor and Lender each acknowledges that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Agreement, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, Guarantor and Lender; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Agreement. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.

(e) This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

(f) Any references to the “Note”, the “Deed of Trust” or the “Loan Documents” contained in any of the Loan Documents shall be deemed to refer to the Note, the Deed of Trust and the other Loan Documents as amended hereby. The paragraph and section headings used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

(g) This Agreement may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Agreement.

(h) Time is of the essence of each of Borrower’s obligations under this Agreement.

10. Customer Identification — USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Lender to identify Borrower in accordance with the Act. In addition, Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls Borrower or any subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement dated as of the day and year first above written.

BORROWER:

LENDER: LASALLE BANK NATIONAL ASSOCIATION By: /s/ Christopher A. Thangaraj Name: Christopher A. Thangaraj Title: VP	NNN VF 901 CIVIC, LLC, a Delaware
limited liability company
By: Grubb & Ellis Realty Investors,
LLC, f/k/a Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Executive Vice President
NNN 901 CIVIC, LLC, a Delaware limited
liability company
By: Grubb & Ellis Realty Investors,
LLC, f/k/a Triple Net Properties, LLC,
a Virginia limited liability company,
its Manager
By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Executive Vice President
GUARANTOR:

NNN 2003 VALUE FUND, LLC, a Delaware
limited liability company
By: Grubb & Ellis Realty Investors,
LLC, f/k/a Triple Net Properties, LLC,
a Virginia limited liability company,
Manager
By: /s/ Francene LaPoint
Name: Francene LaPoint
Title: Chief Financial Officer

STATE OF ILLINOIS )
) .ss
COUNTY OF COOK )

I Ckeotre A. Roca-Dawson a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Christopher A. Thangaraj, VP of LaSalle Bank National Association, is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 25th day of June, 2008.

/s/ Ckeotre A. Roca-Dawson

Notary Public
My Commission Expires: 9/29/09

[Official Seal

Ckeotre A. Roca-Dawson

Notary Public Stat of Illinois

My Commission Expires: 09/29/09]

ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)

) SS.
COUNTY OF ORANGE	)

On June 20, 2008 before me, P.C. Han, Notary Public, personally appeared Andrea R. Biller, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Phillip C. Han

My Commission Expires: June 25, 2011

[Seal] P. C. Han

[Seal] Commission # 1753200

[Seal] Notary Public – California

[Seal] Orange County

[Seal] My Comm. Expires June 25, 2011